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                                                                    EXHIBIT 99.4


                              STOCKHOLDER AGREEMENT dated as of February 6, 2001
                        (the "AGREEMENT"), between priceline.com Incorporated, a Delaware corporation (the "COMPANY"), and Delta Air Lines, Inc., a Delaware corporation (the "STOCKHOLDER").

            The Stockholder is concurrently herewith exchanging (the "Exchange") six (6) million shares (the "A Preferred Shares") of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") that it currently holds for 80,000 shares (the "B Preferred Shares") of a newly created class of preferred stock of the Company (the "Series B Preferred Stock"), and Warrants (the "Warrants") to purchase 26,947,368 shares of the Company's Common Stock.

            The Stockholder and the Company are executing this Agreement in addition to the Warrant Agreement dated as of February 6, 2001 (the "Warrant Agreement").

            All capitalized terms that are not defined in this Agreement shall have the meaning given to them in the Certificate of Designation, Preferences and Rights of Series B Redeemable Preferred Stock of the Company, dated February 6, 2001 (the "Certificate of Designation").

            Accordingly, in consideration of the Exchange and of the execution and delivery by the Company and the Stockholder of the Warrant Agreement and the mutual covenants, conditions and agreements contained therein and herein, the parties hereto agree as follows:

      1. REGISTRATION RIGHTS. (A) Within a reasonable period of time after the date hereof (and in any event no later than April 1, 2001), the Company and the Stockholder agree to enter into a registration rights agreement under which the Stockholder and its successors and permitted assigns shall have registration rights for the Registerable Securities (as defined in paragraph B below). Such registration rights agreement shall contain indemnities, blackout periods and other customary terms and provisions that do not conflict with the Amended and Restated Registration Rights Agreement dated as of December 8, 1998,



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among the Company and the stockholders party thereto, and shall provide for the registration rights set forth in paragraph B of this Section 1.

            (B) The Company shall maintain a shelf registration statement under which (i) all or any portion of the shares of Common Stock received as dividends on the Series B Preferred Stock, upon exercise of the Warrants or otherwise with respect to the transactions contemplated by the Certificate of Designation and the Warrant Agreement and (ii) all other Common Stock of the Company that is owned by the Stockholder (including any shares of Common Stock underlying any existing unexercised warrant or any other warrant received with respect thereto) on the date hereof (collectively, the "Registerable Securities") may be resold by the Stockholder at any time and from time to time (subject to the blackout periods referred to above) until such time as all such Common Stock of the Company may (assuming full issuance, conversion and exercise) at such time may be sold by the Stockholder in a single transaction pursuant to Rule 144 under the Securities Act of 1933, as amended, in accordance with the volume limitations specified in paragraph (e) thereof (and without giving effect to paragraph (k) thereof). The Company shall not enter into any agreement with respect to its securities that is inconsistent with the registration rights granted (or to be granted) to the Stockholder or grant any additional registration rights to any person or with respect to any securities which are not Registerable Securities which are prior in right to, more favorable than or inconsistent with the rights granted (or to be granted) to the Stockholder.

      2. ISSUANCE OF ADDITIONAL SECURITIES. Until the date that is twenty one months after the date hereof, the Company shall not issue any Junior or Parity Securities or any indebtedness for borrowed money including obligations evidenced by notes, bonds, debentures and like instruments (other than indebtedness for borrowed money to a bank, thrift, savings and loan or similar institution) that provides for a mandatory or optional redemption or maturity at any time prior to the Mandatory Redemption Date.

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      3. EXCHANGE, TRANSFER, ASSIGNMENT. The Series B Preferred Stock and the
Warrants may not be sold or otherwise transferred by the Stockholder other than to a Subsidiary of the Stockholder or pursuant to operation of law to the Stockholder's successors. The Stockholder shall not sell, hedge or transfer, directly or indirectly (whether through establishment of an offsetting derivative position, or otherwise), the Series B Preferred Stock, the Warrants or any interest therein. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. No person, other than the parties hereto and their successors and permitted assigns, is intended to be a beneficiary of this Agreement. The Company shall not be permitted to assign any of its rights, or delegate any of its duties hereunder other than by operation of law to its successors. Any transfer of Warrants permitted hereunder shall be accompanied by a pro rata transfer of B Preferred Shares (and vice versa).

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY:

            (A) EXISTENCE AND POWER. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and deliver the Series B Preferred Shares and the Warrant.

            (B) AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby, including the issuance and delivery of the B Preferred Shares and the Warrant (i) have been duly authorized by all necessary corporate and stockholder action of the Company, (ii) do not contravene the terms of the Certificate of Incorporation or By-laws of the Company, each as amended as of and through the date hereof and (iii) will not conflict with or result in a violation under any material agreement, instrument, order, writ, judgment or decree to which the Company is subject. This Agreement and the Warrant Agreement are binding obligations of the Company,

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enforceable against the Company in accordance with their terms.

            (C) GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption or authorization of any governmental authority or agency, or of any other person or entity, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or the transactions contemplated hereby, including the issuance and delivery of the B Preferred Shares and the Warrant.

            (D) CAPITALIZATION. The information with respect to the capitalization of the Company set forth in the Company's most recently filed Form 10-Q is materially accurate as of the date hereof. The B Preferred Shares and the Warrants are duly authorized, and when delivered to the Stockholder in exchange for the A Preferred Shares, will be validly issued, fully paid, non-assessable and not subject to any preemptive or similar rights. The shares of the Company's common stock, par value $.008 per share, issuable as dividends on the B Preferred Shares and upon exercise of the Warrants are duly authorized and, when issued in compliance with the provisions of the Certificate of Designations or the Warrant, as applicable, will be validly issued, fully paid, non-assessable and not subject to any preemptive or similar rights.

      5. MISCELLANEOUS.

            (a) NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (i)   if to the Company, to:
                        priceline.com Incorporated
                        800 Connecticut Avenue
                        Norwalk, CT 06854
                        Telecopy:  (203) 299-8915
                        Attention:  Peter J. Millones, Esq.

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                        and to:

                        Cravath, Swaine & Moore
                        Worldwide Plaza
                        825 Eighth Avenue
                        New York, New York
                        Telecopy:  (212) 474-3700
                        Attention:  William P. Rogers, Jr., Esq.

                  (ii)  if to the Warrant Holder, to:

                        Delta Air Lines, Inc.
                        1030 Delta Boulevard
                        Hartfield Atlanta International Airport
                        Atlanta, GA  30320
                        Telecopy:  (404) 715-2233
                        Attention:  Executive Vice President -
                                    Chief Financial Officer

                        and to:

                        Delta Air Lines, Inc.
                        1030 Delta Boulevard
                        Hartfield Atlanta International Airport
                        Telecopy: (404) 715-2233
                        Attention:  Senior Vice President -
                                    General Counsel

            All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

            (b) AMENDMENT AND WAIVER.

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                  (i) No failure or delay on the part of the Company, or the
Stockholder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company and the Stockholder at law, in equity or otherwise.

                  (ii) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Stockholder from the terms of any provision of this Agreement, shall be effective only if it is made or given in writing and signed by the Company and the Stockholder.

            (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (d) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

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            (f) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

            (g) ENTIRE AGREEMENT. This Agreement, the Warrant Agreement and the Certificate of Designation is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, the Warrant Agreement and the Certificate of Designation supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            (h) FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein), as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement and to consummate and make effective as promptly as possible the transactions contemplated by this Agreement.

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            IN WITNESS WHEREOF, the Company and the Stockholder have caused this
Agreement to be duly executed and delivered as of the date first written above.

                                    PRICELINE.COM INCORPORATED


                                    By: /s/ DANIEL H. SCHULMAN
                                        -------------------------------------
                                        Daniel H. Schulman
                                        Chief Executive Officer


                                    DELTA AIR LINES, INC.


                                    By: /s/ M. MICHELE BURNS
                                        ------------------------------------
                                        Name: M. Michele Burns
                                        Title:Executive Vice President & CFO

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